Exhibit 99.1

Corporate Presentation September 2024 GAIN THERAPEUTICS Corporate Deck February 2026 NASDAQ: GANX

© © 2 0 2 6 2 0 2 5 - -G AG A I N T H E R A P E U T I C S I N T H E R A P E U T I C S 22 Certain statements set forth in this presentation are forward-looking and reflect the Company’s plans, beliefs, expectations and current views with respect to, among other things, future events and financial performance (collectively referred to herein as “forward-looking statements”). Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and are often characterized by the use of words such as “believe,” “can,” “could,” “potential,” “plan,” “predict,” “goals,” “seek,” “should,” “may,” “may have,” “would,” “estimate,” “continue,” “anticipate,” “intend,” “expect” or by discussions of strategy, plans or intentions. Such forward-looking statements involve known and unknown risks, uncertainties, assumptions and other important factors that could cause our actual results, performance or achievements or industry results to differ materially from historical results or any future results, performance or achievements expressed, suggested or implied by such forward-looking statements. These include, but are not limited to, statements about the Company’s ability to develop, obtain regulatory approval for and commercialize its product candidates; the timing of future IND submissions, initiation of preclinical studies and clinical trials, and timing of expected clinical results for our product candidates; the Company’s success in early preclinical studies, which may not be indicative of results obtained in later studies or clinical trials; the outbreak of the novel strain of coronavirus disease, COVID- 19, which could adversely impact our business, including our preclinical studies and any future clinical trials; the potential benefits of our product candidates; the Company’s ability to obtain regulatory approval to commercialize our existing or any future product candidates; the Company’s ability to identify patients with the diseases treated by our product candidates, and to enroll patients in clinical trials; the success of our efforts to expand our pipeline of product candidates and develop marketable products through the use of our Magellan platform; the Company’s expectations regarding collaborations and other agreements with third parties and their potential benefits; the Company’s ability to obtain, maintain and protect our intellectual property; the Company’s reliance upon intellectual property licensed from third parties, including the license to use the Company’s Magellan platform; the Company’s ability to identify, recruit and retain key personnel; the Company’s financial performance; developments or projections relating to the Company’s competitors or industry; the impact of laws and regulations; the Company’s expectations regarding the time during which it will be an emerging growth company under the JOBS Act; and other factors and assumptions described in the Company’s public filings. These statements are based on the Company’s historical performance and on its current plans, estimates and projections in light of information currently available to the Company, and therefore, you should not place undue reliance on them. The inclusion of forward-looking information should not be regarded as a representation by the Company or any other personthat the future plans, estimates or expectations contemplated by us will be achieved. Forward-looking statements made in this presentation speak only asof the date of this presentation, and the Company undertakes no obligation to update them in light of new information or future events, except as required by law. You should carefully consider the above factors, as well as the factors discussed elsewhere in this presentation and our public filings, before deciding to invest in our common stock. The factors identified above should not be construed as an exhaustive list of factors that could affect the Company’s future results and should be read in conjunction with the other cautionary statements that are included in this presentation and our public filings. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. If any of these trends, risks or uncertainties actually occurs or continues, the Company’s business, revenue and financial results could be harmed, the trading prices of its securities could decline, and you could lose all or part of your investment. All forward-looking statements attributable to the Company or persons actingon its behalf are expressly qualified in their entirety by this cautionary statement. Trademarks, Service Marks, and Trade Names This presentation includes our trademarks, and trade names, which are protected under applicable intellectual property laws. This presentation also may contain trademarks, service marks, trade names, and copyrights of other companies, which are the property of their respective owners. Solely for convenience, the trademarks, service marks, trade names, and copyrights referred to in this presentation are listed without the TM, SM, ©, and ® symbols, but we will assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensors, if any, to these trademarks, service marks, trade names, and copyrights. Industry Information Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. No representations or warranties are made by the Company or any of its affiliates as to the accuracy of any such statements or projections. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimatesand beliefs and in the estimates prepared by independent parties. Forward-LookingStatements

GANX Corporate Highlights

Lead Program GT-02287 Moving to Phase 2 Clinical Evaluation in Parkinson's Disease

- Studies completed in both **Phase 1a healthy volunteers** and **Phase1b open-label trial in PD** (90-day) with 9-month open-label extension ongoing
- Biomarker evidence from Phase 1b supports **disease modifying hypothesis** for GT-02287

Multiple Assets in Discovery and Preclinical Development

- Assets discovered and developed with our **proprietary Magellan AI platform**
- Initial disease targets include neurodegenerative diseases, lysosomal storage disorders including Gaucher disease as well as metabolic disease and solid tumors

Strong Intellectual Property Estate

- Gain retains full WW rites to GT-02287 with composition of matter **patent protection through 2038** not including Hatch Waxman extension for R&D
- Patent applications for 5 NCE families under review

Upcoming Milestones

- Complete FDA IND review – **1H 2026**
- GT-02287 Phase 1b study extension analysis **– 2H 2026**
- Commencement of Phase 2 in people with Parkinson's disease **– 2H 2026**

GAIN THERAPEUTICS
© 2026 - GAIN THERAPEUTICS
3

Leadership: Extensive Biotech and Pharma Experience



Gene Mack, MBA

Chief Executive Officer

Imcyse, OncoC4, biom'up, nicox, SELLAS, Merck, Oncoimmune, MIZUHO, HSBC, LAZARD



Jonas Hannestad, MD, PhD

Chief Medical Officer

TRANQUIS THERAPEUTICS, ucb, CAPACITY BIO, ALKAHEST, DENALI



Gianluca Fuggetta

Senior Vice President, Finance

pwc



Joanne Taylor, PhD

SVP Research

Prescient, Eisai, ETH zürich



Terenzio Ignoni, PharmD

SVP Technical Operations

Jazz Pharmaceuticals, Vicuron, gentium, Zambon

GAIN THERAPEUTICS
© 2026 - GAIN THERAPEUTICS
4

Gain Therapeutics Pipeline

ASSET	INDICATION	TARGET	DISCOVERY	RESEARCH	PRECLINICAL	PHASE 1
GT-02287	*Parkinson's Disease*	GCase				
	Gaucher's Disease	GCase				
	Dementia with Lewy Bodies	GCase				
	Alzheimer's Disease	GCase				
Multiple Undisclosed	*Lysosomal Storage Disorders*	GALC GLB1				
Undisclosed	*Metabolic Diseases*	AAT				
Multiple Undisclosed	*Oncology: Solid Tumors*	DDR2				

© 2026 - GAIN THERAPEUTICS
5

GT-02287 – Parkinson's Disease

Mechanism	Binds at allosteric site, chaperones and modulates glucocerebrosidase enzyme (GCase)
Disease Modification	Restores GCase function and improves disease cascade and neuronal survival
Efficacy	**Pre-clinical**: Demonstrates a disease modifying effect in models of GBA-1 and iPD **Phase 1b:** Demonstrates statistically significant biomarker evidence of disease modifying effect with improvement in clinical presentation based on MDS-UPDRS scores
Safety/Tolerability	Well-tolerated in both healthy volunteers and PD patients with therapeutic CNS exposures achieved
Next Steps	• Phase 1b Initial 90-day dosing (Part 1) complete 4Q25; Open-label extension ongoing • Phase 2 trial initiation planned for 3Q26

GAIN THERAPEUTICS
© 2026 - GAIN THERAPEUTICS
6

Parkinson's Disease – Unmet Medical Need for Disease Modifying Therapy

Parkinson's Disease
U.S. Market Potential:
$4B

- Second most common neurodegenerative disease after Alzheimer's
- Existing therapies address symptoms without slowing progression
- People with PD inevitably get worse over time
- High need for therapy that slows disease progression



Parkinson's Disease
1M+ people in U.S.
Up to15%
of PD

GBA1-PD
U.S. Market Potential:
$3B

- Most common genetically-defined subpopulation of PD
- GBA1 variants cause misfolding of glucocerebrosidase (GCase)
- Considerable overlap in pathobiology between GBA-PD and idiopathic PD
- A therapy targeting GCase-related pathway abnormalities could slow disease progression in both GBA-PD and idiopathic PD

GAIN THERAPEUTICS
© 2026 - GAIN THERAPEUTICS
7

GCase is Essential to Cell Pathways Involved in Both Maintenance and Energy Production

Healthy Dopaminergic Neuron


Nucleus
GBA1 Gene
Normal GCase
Endoplasmic Reticulum
Lysosome and Mitochondria

GCase Maintains Cell Health

- Prevents buildup of toxic lysosomal metabolites
- Stabilizes mitochondrial respiratory complex I

Diseased Dopaminergic Neuron


Mutated GBA1 Gene
Defective GCase
ROS

1 GCase protein misfolding

2 Increased ER stress and ER-associated protein degradation

3 Lysosomal and mitochondrial dysfunction

Accumulation of toxic lysosomal lipid substrates resulting from reduced GCase activity

Alpha-synuclein aggregation

Dysfunctional GCase Increases PD Risk

- Dysfunctional GCase triggers disease cascade affecting multiple organelle functions contributing to motor and cognitive dysfunction in PD

GAIN THERAPEUTICS

© 2026 - GAIN THERAPEUTICS 8

Allosteric Modulator GT-02287 Restores GCase Function: Improves Disease Cascade to Promote Neuronal Survival (i.e., Disease Modifying)



Dopaminergic Neuron with Restored GCase Function
Mutated GBA1 Gene
GT-02287
Defective GCase
Normal GCase
GCase Activity Restoration
% of PFB+ positive fibroblasts
Untreated WT
Untreated L444P
L444P + GT-02287
Restored Lysosomal Function
Lamp2 area in TH+ neurons (% of control)
Control
CBE
GT-02287
Toxic Substrate Depletion
GlcCer in fibroblasts (ng/mg protein)
Untreated WT
Untreated L444P
GT-02287
Reduced ER Stress
BiP protein level (relative to untreated)
Untreated
GT-02287
Restored Mitochondrial Function
Ratio ROS/TH in TH+ neurons (% of control)
Control
CBE
GT-02287
Alpha-Synuclein Depletion
Alpha-synuclein in TH+ neurons (% of control)
Control
CBE
GT-02287
Neuronal Survival
TH+ neuronal survival (% of control)
Control
CBE
GT-02287

- Corrects protein misfolding
- Restores enzymatic activity

GAIN THERAPEUTICS

© 2026 - GAIN THERAPEUTICS 9

GT-02287 Displays a Disease Modifying Effect in Animal Models of GBA1 and iPD

GBA1- PD Model (CBE+PFFs)



α-Syn PFFs
Low Level CBE
No drug
GT-02287
Washout
300
200
100
0
Latency to fall (s)
0
10
20
30
Day

Idiopathic PD Model (PFFs only)



α-Syn PFFs
No drug
GT-02287
Washout
300
200
100
0
Latency to fall (s)
0
10
20
30
Day



Mouse Wire Hang Washout



Control
CBE/PFFs
PFFs
GT-02287 60mg/Kg
GT-02287 90mg/Kg

GAIN THERAPEUTICS

© 2026 - GAIN THERAPEUTICS

10

GT-02287 is Well-Tolerated in SAD/MAD and Bioavailability Study and Shows GCase Engagement

96 Healthy Volunteers in SAD/MAD and Bioavailability Studies

- Single and multiple dose levels tested were **generally well tolerated, with no serious adverse events** or Grade 3 (severe) adverse events observed, and no other safety signals detected
- Most common TEAEs in MAD were nausea (32%), abdominal pain (8%), diarrhea (8%), headache (8%)
- **Therapeutic exposure levels achieved** vis-à-vis preclinical models
- **CNS exposure** comparable to that observed in rodents

GCase Activity in Dried Blood Spots (DBS)

- GCase activity in dry blood spots was measured in MAD Cohort 4
- In GT-02287 subjects, 5 out of 6 had increased GCase activity. No increase was observed in placebo subjects.

53% increase in GCase activity observed by Day 14 ($p<0.001$)

One-way, paired, repeated measures ANOVA
$^*p < 0.05$; $^{**}p < 0.01$; $^{***}p < 0.001$

GAIN THERAPEUTICS
© 2026 - GAIN THERAPEUTICS
11

Phase 1b Study Overview: 90 day (Part 1) and Open-Label Extension (Part 2)

Part 1
Completed Nov 2025

Part 2
Ongoing until Q3 2026

Screened: N=27 → **90 days** Enrolled: N=21 Completed: N=19 → **9 months** Enrolled: N=16

Screen fails: N=6

Discontinued: N=2
- 1 due to panic attacks, nausea, HA
- 1 due to upper respiratory tract infection

N=3 did not want to continue in Part 2
N=1 wanted to continue but had travel abroad planned

- GANX-001-V102 is a two-part, open-label, Phase 1b study in people with Parkinson's disease
- Objectives: Safety and tolerability, plasma PK, mechanistic biomarkers, and clinical progression
- Phase 1 SAD/MAD First-in-human study demonstrated GCase target engagement in healthy volunteers

Endpoints Objectives

Endpoint	Objective
Primary	To evaluate the safety and tolerability of GT-02287
Secondary	To characterize the single-dose and steady state plasma PK profile of GT-02287
	To assess levels of GT-02287 in CSF after at least 12 weeks of daily administration in participants with PD
Exploratory	Pharmacodynamic response to GT-02287 via biomarkers analysis of plasma, whole blood, blood cells, and CSF samples
	To explore the effect of GT-02287 on scores from selected clinical scales and questionnaires over a 90-day treatment

GAIN THERAPEUTICS
© 2026 - GAIN THERAPEUTICS 12

Decreased GCase Leads to Excess GluCer and Consequently Increased GluSph in Parkinson's



Excess GluCer is converted to GluSph
GluCer is >1000x more abundant than GluSph in plasma
GluCer accumulates due to insufficient GCase activity
Acid ceramidase
GluSph
Mitochondrial dysfunction
Lysosomal dysfunction
Aggregation of alpha-synuclein
GluSph inhibits GCase
GCase
GCase is very inefficient in cleaving GluSph into sphingosine and glucose
Ceramide
Sphingosine

GAIN THERAPEUTICS
© 2026 - GAIN THERAPEUTICS
13

Phase 1b Evaluable Population for CSF Biomarker Analysis and MDS-UPDRS Scores


Completed 90 days dosing
n=19
CSF alpha synuclein SAA negative
n=2
Confirmed PD patients
n=17
No CSF sample (1)
Blood in CSF sample (2)
MDS-UPDRS not in ‘off’ state (1)
n=4
CSF biomarkers and MDS-UPDRS
n=13
High CSF GluSph MDS-UPDRS correlation
n=6
Low CSF GluSph MDS-UPDRS correlation
n=7

GAIN THERAPEUTICS
© 2026 - GAIN THERAPEUTICS
14

© © 2 0 2 6 2 0 2 5 - -G AG A I N T H E R A P E U T I C S I N T H E R A P E U T I C S 1515 GT-02287 Treatment Leads to a Decrease in CSF GluSph, a Prespecified Endpoint, Demonstrating CNS Target Engagement Pretreatment Day 90 0 100 200 300 400 GluSph (pg/ml) CNS GluSph N=13 * * Significant difference compared to pretreatment Two-way ANOVA P<0.05 Data are shown as mean + s.e.m. n=13

PD Patients With High Levels of CSF GluSph at Baseline Show a Markedly Greater Improvement in MDS-UPDRS Motor Scores

Negative score indicates improvement of symptoms

All patients for which CSF GluSph and UPDRS scores available (n=13)

Part II	Part III	Part II+III
-0.54	-2.00	-2.54

Patients with low CSF GluSph (n=7)

Part II	Part III	Part II+III
0.13	0.50	0.63

Patients with high CSF GluSph (n=6)

Part II	Part III	Part II+III*
-1.5	-4.67	-6.17

Data shown as Mean (n=13). Statistically significant difference as compared to low GluSph group.
*One-sample t-test. *P < 0.05.*

GAIN THERAPEUTICS
© 2026 - GAIN THERAPEUTICS
16

GT-02287 – Parkinson's Disease

Mechanism	Binds at allosteric site, chaperones and modulates glucocerebrosidase enzyme (GCase)
Disease Modification	Restores GCase function and improves disease cascade and neuronal survival
Efficacy	**Pre-clinical**: Demonstrates a disease modifying effect in models of GBA-1 and iPD **Phase 1b:** Demonstrates statistically significant biomarker evidence of disease modifying effect with improvement in clinical presentation based on MDS-UPDRS scores
Safety/Tolerability	Well-tolerated in both healthy volunteers and PD patients with therapeutic CNS exposures achieved
Next Steps	• Phase 1b Initial 90-day dosing (Part 1) complete 4Q25; Open label extension ongoing • Phase 2 trial initiation planned for 3Q26

GT-02287 acts on brain Gcase, reduces toxic substrate GluSph, and leads to improvements seen in clinical MDS-UPDRS scores

GAIN THERAPEUTICS
© 2026 - GAIN THERAPEUTICS
17

GT-02287 – Translation From Animal Models to Clinic

- **Disease modifying properties GT-02287 demonstrated in earlier studies and preclinical animal models are now reflected in our Phase 1b clinical biomarker and functional readouts, supporting successful translation into individuals with Parkinson's disease.**
  - 100% of individuals with baseline elevation in CSF GluSph benefitted from an average 81% reduction in GluSph to normal levels ($p<0.05$) after 90 days of treatment with GT-02287.
  - Those individuals with elevated baseline CSF GluSph also benefitted from a statistically significant improvement in MDS-UPDRS Parts II and III scores of 6.17 points ($p<0.05$).

- **GT-02287 is well tolerated** with 16 of 19 patients choosing to remain on treatment for the 9-month open-label extension to the Phase 1b completed in November. The **open-label extension will complete in September 2026.**
- **Correlative biomarker analysis remains ongoing** from the initial 90-day treatment duration with additional details to be presented at upcoming conferences including **AD/PD 2026 in March 2026**. Additional data including MDS-UPDRS updates from the open-label extension will also be presented at upcoming conferences.
- **A Phase 2 safety and efficacy trial is planned** to initiate in early 2H26 that will further evaluate tolerability, biological evidence of substrate reduction, and clinical outcomes on MDS-UPDRS scores.

GAIN THERAPEUTICS
© 2026 - GAIN THERAPEUTICS 18

Company Background

Corporate Background

- Established in 2017
- 25 employees in three locations: HQ in Bethesda, Maryland, Lugano, Switzerland, Barcelona, Spain
- Founder and Executive Chairman: Dr. Khalid Islam

Analyst Coverage

BTIG	*Tom Shrader, Ph.D., CFA*
Oppenheimer & Co	*Jay Olson, CFA*
H.C. Wainwright	*Ram Selvaraju, Ph.D.*
Maxim	*Jason McCarthy, Ph.D.*
ROTH	*Boobalan Pachaiyappan, Ph.D.*

Financial and Stock Data

IPO (NASDAQ: GANX)

- March 2021
- Led by BTIG and Oppenheimer & Co.

CAPITAL STRUCTURE

- 36.0 million shares outstanding
- No debt

CASH POSITION

- $8.8 million as of September 30, 2025

GRANT SUPPORT

- Michael J. Fox Foundation for Parkinson's Research
- The Silverstein Foundation for Parkinson's with GBA
- Innosuisse (Swiss Innovation Agency)

THE MICHAEL J. FOX FOUNDATION FOR PARKINSON'S RESEARCH

The Silverstein Foundation for Parkinson's with GBA

Schweizerische Eidgenossenschaft
Confédération suisse
Confederazione Svizzera
Confederaziun svizra
Swiss Confederation
Innosuisse – Swiss Innovation Agency

GAIN THERAPEUTICS
© 2026 - GAIN THERAPEUTICS 19